UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

WORLDWIDE STRATEGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-129398 (Commission File Number)	41-0946897 (IRS Employer Identification No.)

3801 East Florida Avenue, Suite 400, Denver, Colorado 80210

(Address of principal executive offices) (Zip Code)

(303) 991-5887

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On June 28, 2007, Worldwide Strategies Incorporated (the “WWSI”) executed a Share Exchange Agreement (the “Share Exchange Agreement”) with Centric Rx, Inc., a Nevada corporation (“Centric”) and Jim Crelia, Jeff Crelia, J. Jireh, Inc., a Nevada Corporation, and Canada Pharmacy Express, Ltd., a Canadian corporation (the “Centric Shareholders”). The transaction is scheduled to close on or before July 31, 2007. Upon closing, Centric will become a wholly-owned subsidiary of WWSI and will continue to operate its health services and pharmacy solution provider business. The Share Exchange Agreement is furnished herewith as Exhibit 2.1 and is incorporated by reference herein.

In exchange for WWSI acquiring 100% of the issued and outstanding shares of the common stock of Centric, the Centric Shareholders shall receive an aggregate of 2,250,000 post-reverse-split shares of WWSI Common Stock at the closing.

Closing of the Share Exchange Agreement is conditioned upon a number of items. Among the conditions to closing are the completion of an audit of Centric’s financial statements and the completion of due diligence to the satisfaction of WWSI. Another condition to closing is that WWSI must cause a one-for-three reverse split of its issued and outstanding shares of Common Stock.

At closing, one-half of the shares to be issued to Centric Shareholders shall be placed in escrow and pursuant to the terms of an escrow agreement (the “Escrow Agreement”), will be released to the Centric Shareholders upon the expiration of six months from the date of closing. The form of Escrow Agreement is furnished herewith as Exhibit 10.1 and is incorporated by reference herein.

Also at closing, the parties have agreed to enter into a lock-up and voting trust agreement (the “Lock-up and Voting Trust Agreement”) whereby the Centric Shareholders will agree that, for the period of one year from the closing, they will not sell the WWSI Common Stock and will grant an irrevocable proxy to WWSI’s CEO, James Samuels, to vote the WWSI Common Stock. The form of Lock-up and Voting Trust Agreement is furnished herewith as Exhibit 10.2 and is incorporated by reference herein.

On July 2, 2007, WWSI issued a press release announcing the Share Exchange Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Regulation S-B Number	Document
2.1	Share Exchange Agreement dated June 28, 2007.
10.1	Form of Escrow Agreement
10.2	Form of Lock-up and Voting Trust Agreement
99.1	Press Release dated July 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE STRATEGIES INCORPORATED
July 2, 2007	By: /s/ James P.R. Samuels James P.R. Samuels Chief Executive Officer

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